CERTIFICATION

     Pursuant  to Section  906 of the  Sarbanes-Oxley  Act of 2002  (Subsections
(a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated : May 14, 2003                    By: /s/ Michael J. Spector
        ------------                        ----------------------
                                           Chief Executive Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

                                  CERTIFICATION

     Pursuant  to Section  906 of the  Sarbanes-Oxley  Act of 2002  (Subsections
(a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated : May 14, 2003                     By: /s/ Alfonso Ortega
        ------------                         ------------------
                                         Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.